Exhibit 10.58

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of July 28, 2005, is by and among LECG, LLC, a California limited liability company (the “Borrower”), the banks which are signatories hereto (each individually, a “Bank,” and collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as one of the Banks, and as administrative agent for the Banks (in such capacity, the “Agent”)

RECITALS

1.                                       The Agent, the Banks and the Borrower entered into an Amended and Restated Credit Agreement dated as of March 31, 2003, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of August 18, 2003, a Second Amendment to Amended and Restated Credit Agreement dated as of November 12, 2003, a Third Amendment to Amended and Restated Credit Agreement dated as of April 15, 2004, a Fourth Amendment to Amended and Restated Credit Agreement dated as of August 12, 2004 and a letter agreement dated as of December 31, 2004 (as amended, the “Credit Agreement”).

2.                                       The Borrower has requested that the Banks agree to amend certain provisions of the Credit Agreement and the Banks have agreed to such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.  Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2.  Amendments.  The Credit Agreement is hereby amended as follows:

2.1                               Definitions.  Section 1.1 of the Credit Agreement is amended by deleting the definitions of “Applicable Revolving Loan Margin”, “Distributions for Tax”, “Fixed Charge Coverage Ratio”, “Performance Payments”, “Permitted Acquisitions” and “Sponsor” as they appear therein and by inserting in such Section the following definitions in the appropriate alphabetical order:

“Applicable Revolving Loan Margin”:  With respect to (a) LIBOR Rate Advances, 2.0%, (b) Prime Rate Advances, 0.00% and (c) Revolving Commitment Fees, 0.375%.

“Bates Acquisition”:  The purchase by the Borrower, either directly or indirectly through one or more Subsidiaries, of certain assets of Bates Private Capital Incorporated pursuant to an Asset Purchase Agreement in a form acceptable to the Agent.

“Fixed Charge Coverage Ratio”: For any period of determination, the ratio of

(a)                                  EBITDA minus the sum of (i) Capital Expenditures to the extent not financed with Indebtedness permitted hereunder, (ii) cash taxes, and (iii) cash dividends and distributions, to

(b)                                 the sum of (i) Interest Expense plus (ii) all Performance Payments actually paid during such period of determination plus (iii) the greater of (a) all required principal payments with respect to Indebtedness (including but not limited to all payments with respect to Capitalized Lease Obligations of the Parent and its Subsidiaries) and (b) $5,000,000,

in each case determined for said period on a consolidated basis for the Parent and its Subsidiaries in accordance with GAAP.

“Performance Payments”:  Deferred payments, earn out payments or other additional payments made to the seller as part of the purchase price in connection with a Permitted Acquisition and that are based upon the performance of the assets or business acquired in such Permitted Acquisition after the consummation of such Permitted Acquisition, but in each case excluding cash payments made upon the consummation of such Permitted Acquisition and any performance bonuses which are treated for accounting purposes as compensation.

“Permitted Acquisitions”:  (a) The Bates Acquisition, and (b) any other acquisition by the Borrower of all or substantially all (or such other amounts that constitute a controlling interest) of the Equity Interests of, or all or substantially all of the assets of, Persons conducting businesses similar to those of the Borrower, as long as  (i) the Agent is notified of such Acquisition not less than 15 days in advance and is provided with such information as the Agent may request on the acquired business, (ii) the Borrower has not less than $5,000,000 of unused availability under the Revolving Note after making such acquisition, (iii) the Borrower has cash or additional unused availability under the Revolving Note of not less than $5,000,000 after making such acquisition, and (iv) the total consideration paid by the Borrower in connection with such acquisitions does not exceed (x) $20,000,000 in the aggregate for the period of August 1,

2004 through December 31, 2004, and (y) commencing on January 1, 2005, $20,000,000 in the aggregate in any fiscal year of the Borrower; provided that any deferred payments shall be included in the determination of total consideration for purposes of this clause (iv) at the time payments are actually made.  For purposes of the foregoing, “total consideration” shall mean, without duplication, cash or other consideration paid, the fair market value of property or stock exchanged (or the face amount, if preferred stock), the total amount of any deferred payments or purchase money debt, all seller financing of Permitted Acquisitions, and the total amount of any Indebtedness assumed or undertaken in such transactions.

2.2                               Term Loan.  Section 2.1(b) of the Credit Agreement is amended by adding the following new sentence at the end thereof:

Notwithstanding anything in this Agreement to the contrary, the Borrower and the Banks acknowledge and agree that (a) the Term Loans have been paid in full prior to the date of the Fifth Amendment hereto and (b) no further Term Loans shall be made available to the Borrower.

2.3                               Letter of Credit Sublimit.   Section 2.8 of the Credit Agreement is amended by deleting the clause “$2,000,000” as it appears therein and by substituting in lieu thereof the clause “$10,000,000”.

2.4                               Revolving Commitment Ending Date.  Section 2.19 of the Credit Agreement is amended to read in its entirety as follows:

Section 2.19                                Revolving Commitment Ending Date.  The “Revolving Commitment Ending Date” is May 31, 2008.

2.5                               Monthly Financial Statements and Compliance Certificate.  Sections 5.1(c) and (d) of the Credit Agreement are each amended by deleting each appearance of the clause “30 days” as it appears therein and by substituting in lieu thereof the clause “45 days”.

2.6                               EBITDA.  Section 6.15 of the Credit Agreement is amended to read in its entirety as follows:

Section 6.15                                EBITDA.  Neither the Parent nor the Borrower will permit the EBITDA, for each period of four fiscal quarters indicated below, to be less than (a) $16,000,000 for the four fiscal quarters ending on or about June 30, 2005, (b) $18,000,000 for the four fiscal quarters ending on or about September 30, 2005 and (c) $25,000,000 for the four fiscal quarters ending on or about December 31, 2005 and each period of four fiscal quarters thereafter.

2.7                               Borrowing Base and Borrowing Base Certificates.  Exhibits A and B to the Credit Agreement are hereby amended and restated in their entireties to read as set forth on Exhibits A and B attached to this Amendment, respectively, which are made part of the Credit Agreement as Exhibits A and B thereto.

2.8                               Schedule of Commitment Amounts.  Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C hereto.

2.9                               New Form of Revolving Note.  Exhibit D to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit D attached to this Amendment, which is made a part of the Credit Agreement as Exhibit D thereto.

2.10                        New Form of Compliance Certificate.  Exhibit G to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit E attached to this Amendment, which is made a part of the Credit Agreement as Exhibit G thereto.

Section 3.  Effectiveness of Amendments.  The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

3.1                               This Amendment, duly executed by the Borrower.

3.2                               Each Bank shall have received a non-refundable amendment fee in the amount of $200,000.

3.3                               A Reaffirmation of Guaranty and Security Agreement, in the form of Exhibit F hereto, duly executed by each of the Parent, LECG Canada Holding, Inc., and Silicon Valley Expert Witness Group, Inc.

3.4                               A copy of the company resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the organizational documents of the Borrower since true and accurate copies of the same were delivered to the Agent with a certificate of the Secretary of the Borrower dated April 15, 2004, (ii) certifying as to true and accurate copies of the resolutions of the governing body of the Borrower authorizing the execution and delivery of this Amendment and each other document or instrument in connection with this Amendment (collectively, the “Amendment Documents”) to be executed by the Borrower, and (iii) identifying each officer of the Borrower authorized to execute the Amendment Documents, and, if specimens of such officers’ signatures were not previously provided to the Agent, certifying as to specimens of such officers’ signatures and such officers’ incumbency in such offices as such officers hold.

3.5                               The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement, the Security Documents and the Amendment Documents.

Section 4.  Representations, Warranties, Authority, No Adverse Claim.

4.1                               Reassertion of Representations and Warranties, No Default.  The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement as amended by this Amendment and there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Banks.

4.2                               Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper company action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s organizational documents or any other agreement or requirement of law, or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent and the Banks.  The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except (a) for those which the Borrower has made, obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent and the Banks and (b) for those which the Borrower will make, obtain or provide upon the consummation of this Amendment and as to which the Borrower will promptly deliver certified copies of documents evidencing each such action to the Agent and the Banks.

4.3                               No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have been taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Banks with respect to the Obligations.

Section 5.  Affirmation of Credit Agreement, Further References, Affirmation of Security Interest.  The Agent, each Bank and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.  The Borrower confirms to the Agent and the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Agent and the Banks under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

Section 6.  Merger and Integration, Superseding Effect.  This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

Section 7.  Severability.  Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 8.  Successors.  The Amendment Documents shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and the successors and assigns of the Agent and the Banks.

Section 9.  Legal Expenses.  As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable out-of-pocket expenses (including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time) incurred in connection with the negotiation, preparation, enforcement and collection of this Amendment and the Loan Documents and all other documents negotiated and prepared in connection with this Amendment and the Loan Documents.

Section 10.  Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 11.  Counterparts.  The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 12.  Governing Law.  THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

[Remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

LECG, LLC

By:	/s/ John C. Burke
John C. Burke
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, In its individual corporate capacity and as Agent

By:	/s/ Robert A. Rosati

Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Patrick J. O'Toole

Title:	First Vice President

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EXHIBIT F TO
FIFTH AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT

REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

This will confirm (a) that each of the undersigned hereby consents to the terms of that Fifth Amendment to Amended and Restated Credit Agreement dated concurrently herewith by and among LECG, LLC (the “Borrower”), the banks party thereto (the “Banks”) and U.S. Bank National Association, as agent for the Banks (the “Agent”) (the “Fifth Amendment”) and to the execution, delivery and consummation of the Fifth Amendment and the transactions contemplated thereby by the Borrower; and (b) that the obligations of the Borrower to the Agent or any Bank under the Amended and Restated Credit Agreement dated as of March 31, 2003 by and among the Borrower, the Banks and the Agent (as previously amended the “Credit Agreement”) as amended by the Fifth Amendment constitute “Obligations” of the Borrower to the Banks within the meaning of those certain separate Guaranties and Security Agreements and executed by the undersigned in favor of the Agent and the Banks (as amended, restated or otherwise modified.  Each of the undersigned further confirms that all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the undersigned under its Guaranty or its Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under its Guaranty or its Security Agreement, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the undersigned.

[the Signature Page follows]

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LECG CORPORATION

By	/s/ John C. Burke
Its	Chief Financial Officer

SILICON VALLEY EXPERT WITNESS GROUP, INC.

By	/s/ John C. Burke
Its	Chief Financial Officer

LECG CANADA HOLDING, INC.

By	/s/ John C. Burke
Its	Chief Financial Officer

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